UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) June 15, 2011

 DARLING INTERNATIONAL INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-13323	36-2495346
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
251 O’CONNOR RIDGE BLVD., SUITE 300, IRVING, TEXAS 75038
(Address of Principal Executive Offices)(Zip Code)
Registrant’s telephone number, including area code: (972) 717-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

The information set forth in Item 8.01 of this Current Report is hereby incorporated by reference into this Item 2.02.

Item 8.01    Other Events.

On December 17, 2010, Darling International Inc. ("Darling" or the "Company") completed its acquisition of Griffin Industries, Inc. and its subsidiaries ("Griffin") (the "Griffin Transaction"). As previously reported in the Company's Quarterly Report on Form 10-Q for the quarterly period ended April 2, 2011, effective January 2, 2011, as a result of the Griffin Transaction, the Company's business operations were reorganized into two new segments, Rendering and Bakery, in order to better align its business with the underlying markets and customers that the Company serves.

The Company is filing this Current Report on Form 8-K (this "Report") for the purpose of, among other things, incorporating its contents into a Registration Statement on Form S-4 that the Company will be filing to register the Company's 8.5% Senior Notes due in 2018. This report includes updates to certain disclosures contained in the Company's Annual Report on Form 10-K for the year ended January 1, 2011 ("2010 Form 10-K"), as filed with the Securities and Exchange Commission ("SEC") on March 2, 2011 to retrospectively reflect the reorganization of the Company's operating segments into two new segments, Rendering and Bakery. Additionally, the Company is revising its historical financial statements in its 2010 Form 10-K to provide guarantor financial information for all periods presented as required by Regulation S-X promulgated by the SEC. Each item in the Company's 2010 Form 10-K being updated herein is filed as a separate exhibit to this Report. The specific disclosures that are being updated are as follows:

•
The Results of Operations section included in Part II, Item 7 "Management's Discussion and Analysis of Financial Condition and Results of Operations" of the Company's 2010 Form 10-K (filed as Exhibit 99.1 herein);

•
Notes 1, 2, 6, 18, 21 and 22 to the Company's audited consolidated financial statements as of January 1, 2011 and January 2, 2010 and for each of the years in the three-year period ended January 1, 2011, included in Part II, Item 8 "Financial Statements and Supplementary Data" of the Company's 2010 Form 10-K (filed as Exhibit 99.2 herein).

The updated operating segment disclosures and updated guarantor financial information included in this Report do not impact any of the Company's previously filed consolidated balance sheets, consolidated statements of operations, consolidated statements of stockholders equity and comprehensive income(Loss) and/or consolidated statements of cash flows. The updated disclosure items in the Company's 2010 Form 10-K included in this Report have not been updated for any events occurring after the respective dates the 2010 Form 10-K were originally filed other than the updated operating segment disclosures resulting for the reorganized segments, the addition of guarantor financial information and subsequent events. This Report should be read in conjunction with the 2010 Form 10-K (except Part II, Items 7 and 8) and other reports on Form 10-Q and Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of KPMG LLP (filed herewith).

99.1	Part II, Item 7 "Management's Discussion and Analysis of Financial Condition and Results of Operations" of the Company's Annual Report on Form 10-K for the year ended January 1, 2011.

99.2	Part II, Item 8 "Financial Statements and Supplementary Data" of the Company's Annual Report on Form 10-K for the year ended January 1, 2011.

101	The materials included within Item 8 - of Exhibit 99.2 formatted in Extensible Business Reporting Language ("XBRL").

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARLING INTERNATIONAL INC.

Date: June 15, 2011	By:	/s/ John O. Muse
John O. Muse
Executive Vice President,
Administation and Finance
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG LLP (filed herewith).

99.1	Part II, Item 7 "Management's Discussion and Analysis of Financial Condition and Results of Operations" of the Company's Annual Report on Form 10-K for the year ended January 1, 2011.

99.2	Part II, Item 8 "Financial Statements and Supplementary Data" of the Company's Annual Report on Form 10-K for the year ended January 1, 2011.

101	The materials included within Item 8 - of Exhibit 99.2 formatted in Extensible Business Reporting Language ("XBRL").

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